SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report January 31, 2013

ANNAPOLIS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22961	52-1595772

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1000 Bestgate Road, Annapolis, Maryland 21401
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 224-4455

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

              The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition”:

              On January 31, 2013 Annapolis Bancorp, Inc. issued a press release reporting full year and fourth quarter 2012 financial results.  The press release is attached hereto as Exhibit 99.1.

Item 8.01     Press Release.

              The Press Release attached may be considered soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

Item 9.01     Financial Statements and Exhibits.

(a)                 Not applicable

(b)                 Not applicable

(c)                 Exhibits

Exhibit                   Description

99.1                        Press Release issued January 31, 2013 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANNAPOLIS BANCORP, INC.

Dated: January 31, 2013

/s/ Richard M. Lerner
Richard M. Lerner
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued January 31, 2013